Contracts Payable for Broadcast Rights	12 Months Ended
Dec. 31, 2015
Contracts Payable For Broadcast Rights [Abstract]
Contracts Payable for Broadcast Rights
NOTE 12: CONTRACTS PAYABLE FOR BROADCAST RIGHTS
Contracts payable for broadcast rights totaled $622 million and $459 million at December 31, 2015 and December 28, 2014, respectively. Scheduled future obligations under contractual agreements for broadcast rights at December 31, 2015 are as follows (in thousands):

2016	$236,676
2017	120,256
2018	97,038
2019	90,343
2020	58,341
Thereafter	19,129
Total	$621,783